As filed with the Securities and Exchange Commission on January 16, 2001
                                                      Registration No. 333-39102

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ------------------

                          POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                  FORM SB-2

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                               ------------------

                               KANAKARIS WIRELESS
              -----------------------------------------------------
                 (Name of Small Business Issuer in its Charter)

     Nevada                               3714                    86-0888532
----------------------------  ---------------------------    ------------------
(State or jurisdiction of     (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)     Classification No.)          Code Number)

                               ------------------

                        3303 HARBOR BOULEVARD, SUITE F-3
                            COSTA MESA, CA 92626
                                 (714) 444-0560
         ------------------------------------------------------------------
         (Address and telephone number of Registrant's principal executive offices and principal place of business)

                               ------------------

                                 Alex Kanakaris
                      President and Chief Executive Officer
                               Kanakaris Wireless
                        3303 Harbor Boulevard, Suite F-3
                              Costa Mesa, CA 92626
                                 (714) 444-0560
            ----------------------------------------------------------
            (Name, address, and telephone number of agent for service)

                                   Copies to:
                             Larry A. Cerutti, Esq.
                           Cristy Lomenzo Parker, Esq.
                               Rutan & Tucker, LLP
                         611 Anton Boulevard, 14th Floor
                          Costa Mesa, California 92626
                                 (714) 641-5100

                               ------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

>From time to time after this Registration Statement becomes effective.

                               ------------------

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |X|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. | |

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |


If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective Registration statement for the same offering. |X| 333-39102


If the delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. | |

                            AMENDMENT PURPOSE

         This Post-Effective Amendment No. 1 is being filed solely for the purposes of updating the exhibit index contained in Item 27 of Part II of this Registration Statement on Form SB-2 and filing an updated Consent of Independent Public Accountant as Exhibit 23.1 and an updated Power of Attorney as
Exhibit 24.1.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 27. EXHIBITS.

         EXHIBIT NO.                                 DESCRIPTION
         -----------                                 -----------

         2.1................................Stock Purchase Agreement dated as of October 10, 1997 by and between Christel H. Uttenbogaart and Kanakaris
                                            InternetWorks, Inc.*

         2.2................................Acquisition Agreement dated as of November 25, 1997 between
                                            Big Tex Enterprises, Inc. and Kanakaris InternetWorks, Inc.*

         3.1................................Amended and Restated Articles of Incorporation of the
                                            Registrant*****

         3.2................................Amended and Restated Bylaws of the Registrant*****

         3.3................................Certificate of Secretary certifying amendment to
                                            Amended and Restated Bylaws of the Registrant adopted
                                            by the Registrant's Board of Directors on November 28,
                                            2000*******

         4.1................................Specimen Common Stock Certificate*

         4.2................................Convertible Debenture Purchase Agreement dated as of
                                            February 4, 2000 between the investors named therein
                                            and the Registrant****

         4.3................................10% Convertible Debenture due February 1, 2001 made by the Registrant in favor of New Millennium Capital
                                            Partners II, LLC****

         4.4................................10% Convertible Debenture due February 1, 2001 made by the Registrant in favor of AJW Partners, LLC****

         4.5................................10% Convertible Debenture due February 1, 2001 made by the Registrant in favor of Bank Insinger de
                                            Beaufort****

         4.6................................Stock Purchase Warrant dated as of February 4, 2000 issued by the Registrant to New Millennium Capital
                                            Partners II, LLC****

         4.7................................Stock Purchase Warrant dated as of February 4, 2000 issued by the Registrant to AJW Partners, LLC****

         4.8................................Stock Purchase Warrant dated as of February 4, 2000 issued by the Registrant to Bank Insinger de
                                            Beaufort****

         4.9................................Stock Escrow and Security Agreement dated as of February 4,
                                            2000 between the Registrant, Owen Naccarato and the investors named therein****

         4.10...............................Registration Rights Agreement dated as of February 4, 2000 by and between the Registrant and the investors named
                                            therein****

         4.11...............................Convertible Debenture Purchase Agreement dated as of
                                            April 13, 2000 between the investors named therein
                                            and the Registrant*****

         4.12...............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of New Millennium Capital
                                            Partners II, LLC*****

                                    II-1





         4.13...............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of AJW Partners, LLC*****

         4.14...............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of Bank Insinger de
                                            Beaufort*****

         4.15...............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of Equilibrium Equity, LLC*****

         4.16...............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to New Millennium Capital
                                            Partners II, LLC*****

         4.17...............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to AJW Partners, LLC*****

         4.18...............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to Bank Insinger de
                                            Beaufort*****

         4.19...............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to Equilibrium Equity, LLC*****

         4.20...............................Registration Rights Agreement dated as of April 13, 2000 by and between the Registrant and the investors named
                                            therein*****

         4.21...............................Stock Escrow and Security Agreement dated as of April 13,
                                            2000 between the Registrant, Owen Naccarato and the investors named therein*****

         4.22...............................Debenture Purchase Agreement dated as of August 5, 1999 between the Registrant and Alliance Equities*

         4.23...............................Kanakaris Communications, Inc. 10% Convertible Subordinated
                                            Debenture due August 4, 2000 made by the Registrant in
                                            favor of Alliance Equities*

         4.24...............................Registration Rights Agreement dated as of August 5, 1999 between the Registrant and Alliance Equities*

         4.25...............................Kanakaris Communications, Inc. 10% Convertible Subordinated
                                            Debenture due September 29, 2000 made by the Registrant
                                            in favor of the Payee named therein*

         4.26...............................Stock Escrow and Security Agreement dated as of November 1,
                                            1999 between the Registrant, Owen Naccarato and the Holder named therein*

         4.27...............................Registration Rights Agreement dated as of September 29, 1999 by and between the Registrant and the Purchaser named therein*

         4.28...............................Form of 10% Convertible Debenture due May 1, 2001 made in August
                                            2000 by the Registrant in favor of AJW Partners, LLC, New Millennium
                                            Capital Partners II, LLC and Equilibrium Equity, LLC*******

         4.29...............................Form of Stock Purchase Warrant dated as of August 2000 issued by the Registrant to AJW Partners, LLC, New Millennium
                                            Capital Partners II, LLC and Equilibrium Equity, LLC*******

         5.1................................Opinion of Rutan & Tucker, LLP******

         10.1...............................Kanakaris Communications, Inc. 2000 Stock Option Plan*****(#)

         10.2...............................encoding.com Terms and Conditions and related purchase orders***

         10.3...............................Windows Media(TM) Technology Promotion Agreement dated
                                            February 18, 1999 between Microsoft Corporation and the
                                            Registrant*

                                    II-2





         10.4...............................Memorandum of Understanding dated November 9, 1999 by and between Lain International and the Registrant*******

         10.5...............................Sublease Agreement dated as of October 8, 1999 by and between
                                            Belfiore-Fitzgerald and the Registrant*

         10.6...............................License Agreement dated as of February 18, 1999 between the
                                            Registrant and ION Systems, Inc.*

         10.7...............................First Amendment to License Agreement dated effective as of
                                            March 22, 1999 by and between the Registrant and ION
                                            Systems, Inc. *

         10.8...............................Second Amendment to License Agreement dated as of May 4,
                                            2000 by and between the Registrant and ION Systems, Inc.*****

         10.9...............................Memorandum of Understanding dated November 1, 1999 by and between SyCoNet.com Inc. and the Registrant*

         10.10..............................Promissory Note dated May 17, 2000 made by Alex Kanakaris in favor of the Registrant*****(#)

         10.11..............................Agreement for Payment of Royalties dated as of April 20, 2000 between the Registrant and John Clark*****

         10.12..............................Memorandum of Understanding dated February 25, 1999 between the Registrant and Alliance Equities*

         10.13..............................Memorandum of Understanding dated April 7, 1999 between the
                                            Registrant and Alliance Equities*

         10.14..............................Revolving Line of Credit Agreement dated as of December 10, 1999 by and between the Registrant and Alliance Equities***

         10.15..............................Memorandum dated December 28, 2000 from Alliance Equities to the Registrant extending Revolving Line of Credit Agreement*******

         10.16..............................Promissory Note dated May 19, 1997 made by Branch Lotspeich in favor of Kanakaris InternetWorks, Inc.*(#)

         10.17..............................Promissory Note dated February 26, 1997 made by Alex Kanakaris in favor of Kanakaris InternetWorks, Inc.*(#)

         10.18..............................Promissory Note dated September 30, 1997 made by Alex
                                            Kanakaris in favor of Kanakaris InternetWorks, Inc.*(#)

         10.19..............................Promissory Note dated April 7, 1997 made by John McKay in favor of Kanakaris InternetWorks, Inc.*(#)

         10.20..............................Promissory Note dated January 8, 1998 made by John McKay in favor of Kanakaris InternetWorks, Inc.*(#)

         10.21..............................Promissory Note dated January 8, 1998 made by Alex Kanakaris in favor of Kanakaris InternetWorks, Inc.*(#)

         10.22..............................Promissory Note dated January 8, 1998 made by Branch Lotspeich in favor of Kanakaris InternetWorks, Inc.*(#)

         10.23..............................Promissory Note dated January 7, 2000 made by the Registrant in favor of Alex F. Kanakaris****(#)

         10.24..............................Promissory Note dated December 27, 1999 made by the Registrant in favor of Branch Lotspeich****(#)

         10.25..............................Non-Qualified Stock Option Agreement dated December 31,
                                            1999 between the Registrant and Alex F. Kanakaris****(#)

         10.26..............................Non-Qualified Stock Option Agreement dated December 31,
                                            1999 between the Registrant and Branch Lotspeich****(#)

                                    II-3




         10.27..............................Non-Qualified Stock Option Agreement dated December 31,
                                            1999 between the Registrant and John R. McKay****(#)

         10.28..............................Agreement dated October 21, 1999 between eConnect and the
                                            Registrant*

         10.29..............................Windows Media(TM) ICP Broadband Jumpstart Program Agreement
                                            dated as of March 6, 2000 between the Registrant and
                                            Microsoft Corporation*****

         10.30..............................Windows Media(TM) ICP Broadband Jumpstart Program Agreement
                                            dated effective as of December 7, 1999 between the Registrant and Microsoft Corporation*

         10.31..............................Convertible Debenture Purchase Agreement dated as of
                                            February 4, 2000 between the investors named therein
                                            and the Registrant****

         10.32..............................10% Convertible Debenture due February 1, 2001 made by the Registrant in favor of New Millennium Capital
                                            Partners II, LLC****

         10.33..............................10% Convertible Debenture due February 1, 2001 made by the Registrant in favor of AJW Partners, LLC****

         10.34..............................10% Convertible Debenture due February 1, 2001 made by the Registrant in favor of Bank Insinger de
                                            Beaufort****

         10.35..............................Stock Purchase Warrant dated as of February 4, 2000 issued by the Registrant to New Millennium Capital
                                            Partners II, LLC****

         10.36..............................Stock Purchase Warrant dated as of February 4, 2000 issued by the Registrant to AJW Partners, LLC****

         10.37..............................Stock Purchase Warrant dated as of February 4, 2000 issued by the Registrant to Bank Insinger de
                                            Beaufort****

         10.38..............................Stock Escrow and Security Agreement dated as of February 4,
                                            2000 between the Registrant, Owen Naccarato and the investors named therein****

         10.39..............................Registration Rights Agreement dated as of February 4, 2000 by and between the Registrant and the investors named
                                            therein****

         10.40..............................Convertible Debenture Purchase Agreement dated as of
                                            April 13, 2000 between the investors named therein
                                            and the Registrant*****

         10.41..............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of New Millennium Capital
                                            Partners II, LLC*****

         10.42..............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of AJW Partners, LLC*****

         10.43..............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of Bank Insinger de
                                            Beaufort*****

         10.44..............................10% Convertible Debenture due May 1, 2001 made by the Registrant in favor of Equilibrium Equity, LLC*****

         10.45..............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to New Millennium Capital
                                            Partners II, LLC*****

                                    II-4




         10.46..............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to AJW Partners, LLC*****

         10.47..............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to Bank Insinger de
                                            Beaufort*****

         10.48..............................Stock Purchase Warrant dated as of April 13, 2000 issued by the Registrant to Equilibrium Equity, LLC*****

         10.49..............................Registration Rights Agreement dated as of April 13, 2000 by and between the Registrant and the investors named
                                            therein*****

         10.50..............................Stock Escrow and Security Agreement dated as of April 13,
                                            2000 between the Registrant, Owen Naccarato and the investors named therein*****

         10.51..............................Debenture Purchase Agreement dated as of August 5, 1999 between the Registrant and Alliance Equities*

         10.52..............................Kanakaris Communications, Inc. 10% Convertible Subordinated
                                            Debenture due August 4, 2000 made by the Registrant in
                                            favor of Alliance Equities*

         10.53..............................Registration Rights Agreement dated as of August 5, 1999 between the Registrant and Alliance Equities*

         10.54..............................Kanakaris Communications, Inc. 10% Convertible Subordinated
                                            Debenture due September 29, 2000 made by the Registrant
                                            in favor of the Payee named therein*

         10.55..............................Stock Escrow and Security Agreement dated as of November 1,
                                            1999 between the Registrant, Owen Naccarato and the Holder named therein*

         10.56..............................Registration Rights Agreement dated as of September 29, 1999 by and between the Registrant and the Purchaser named therein*

         10.57..............................Form of 10% Convertible Debenture due May 1, 2001 made in August
                                            2000 by the Registrant in favor of AJW Partners, LLC, New Millennium
                                            Capital Partners II, LLC and Equilibrium Equity, LLC*******

         10.58..............................Form of Stock Purchase Warrant dated as of August 2000 issued by the Registrant to AJW Partners, LLC, New Millennium
                                            Capital Partners II, LLC and Equilibrium Equity, LLC*******

         10.59..............................Securities Purchase Agreement dated as of January 5, 2001 by and among the investors named therein and the Registrant*******

         10.60..............................Form of Convertible Debenture due January 5, 2002 made by the Registrant in favor of AJW Partners, LLC, New Millennium
                                            Capital Partners II, LLC, Equilibrium Equity, LLC and Bristol
                                            Investment Fund, Ltd.*******

         10.61..............................Registration Rights Agreement dated as of January 5, 2001 by and between the Registrant and the investors named
                                            therein*******

         10.62..............................Form of Stock Purchase Warrant dated as of January 5, 2001 issued by the Registrant to AJW Partners, LLC, New Millennium
                                            Capital Partners II, LLC, Equilibrium Equity, LLC and Bristol
                                            Investment Fund, Ltd.*******

         21.1...............................Subsidiaries of the Registrant*

         23.1...............................Consent of Weinberg & Company, P.A., independent certified public accountants


                                    II-5




         23.2...............................Consent of Rutan & Tucker, LLP (contained in the opinion included as Exhibit 5.1)******

         24.1...............................Power of Attorney (contained on the signature page to this filing)



---------------
# Management contract or compensatory plan, contract or arrangement required to be filed as an exhibit.
* Filed as an exhibit to the Registrant's Amendment No. 1 to Form SB-2 filed with the Securities and Exchange Commission on November 19, 1999 (Registration No. 333-84909) and incorporated herein by reference
** Filed as an exhibit to the Registrant's Amendment No. 2 to Form SB-2 filed with the Securities and Exchange Commission on November 24, 1999 (Registration No. 333-84909) and incorporated herein by reference.
*** Filed as an exhibit to the Registrant's Amendment No. 3 to Form SB-2 filed with the Securities and Exchange Commission on December 21, 1999 (Registration No. 333-84909) and incorporated herein by reference.
**** Filed as an exhibit to the Registrant's Form SB-2 filed with the Securities and Exchange Commission on March 3, 2000 (Registration No. 333-31748) and incorporated herein by reference.
***** Filed as an exhibit to the Registrant's Form SB-2 filed with the Securities and Exchange Commission on June 12, 2000 (Registration No. 333-39102) and incorporated herein by reference.
****** Filed as an exhibit to the Registrant's Amendment No. 1 to Form SB-2 filed with the Securities and Exchange Commission on June 30, 2000. (Registration No. 333-39102) and incorporated herein by reference.
******* Filed as an exhibit to the Registrant's Form 10-KSB filed with the Securities and Exchange Commission on January 16, 2001 (File No. 0-28213) and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California, on January 16, 2001.

                                       KANAKARIS WIRELESS

                                       By: /S/ ALEX KANAKARIS
                                          --------------------------------------
                                          Alex Kanakaris, Chairman of the
                                          Board and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of Kanakaris Wireless, a Nevada corporation, which is filing a Post-Effective Amendment No. 1 to Registration Statement on Form SB-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, hereby constitute and appoint Alex Kanakaris and Branch Lotspeich, and each of them, their true and lawful attorneys-in-fact and agents; with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such amendment and any or all further amendments to the Registration Statement, including a Prospectus or an amended Prospectus therein, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all interests and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

        SIGNATURE                          TITLE                           DATE
        ---------                          -----                           ----

/S/ ALEX F. KANAKARIS              Chairman of the Board,             January 16, 2001
----------------------------       President, Chief Executive
Alex F. Kanakaris                  Officer, and Director
                                   (Principal Executive
                                   Officer)

/S/ BRANCH LOTSPEICH               Vice Chairman of the Board,        January 16, 2001
----------------------------       Vice President, Secretary
Branch Lotspeich                   and Director

/S/ DAVID THOMAS SHOMAKER          Acting Chief Financial             January 16, 2001
----------------------------       Officer (Principal Financial
David Thomas Shomaker              Officer)

/S/ JOHN ROBERT McKAY              Director                           January 16, 2001
----------------------------
John Robert McKay

                                   Director                           January 16, 2001
----------------------------
Patrick McKenna

/S/ LISA LAWRENCE                  Vice President of Internet         January 16, 2001
----------------------------       and Director
Lisa Lawrence

                                    II-7




                                   Director                           January 16, 2001
----------------------------
Robert Sherry

                                   Director                           January 16, 2001
----------------------------
Jeff Hall

/S/ ROSE FORBES                    Director                           January 16, 2001
----------------------------
Rose Forbes

                                   Director                           January 16, 2001
----------------------------
Thomas S. Hughes



                                    II-8


                                    EXHIBITS
         EXHIBIT NO.                                 DESCRIPTION
         -----------                                 -----------

         23.1...............................Consent of Weinberg & Company, P.A., independent certified public accountants

         24.1...............................Power of Attorney (contained on the signature page to this filing)

                                    II-9
